UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

CH ENERGY GROUP, INC.

(Exact name of Registrants as specified in its charter)

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	IRS Employer Identification No.
1-30512	CH Energy Group, Inc.	14-1804460
(Incorporated in New York)
284 South Avenue
Poughkeepsie, NY 12601-4839
(845) 452-2000

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Pursuant to the Agreement and Plan of Merger, dated as of February 20, 2012 (the “Merger Agreement”), by and among FortisUS Inc. (“Fortis”), Cascade Acquisition Sub Inc., a wholly-owned subsidiary of Fortis (“Merger Sub”), Fortis Inc. (“Fortis Parent”) (solely for purposes of certain provisions thereof) and CH Energy Group, Inc. (“CH Energy Group”), on June 27, 2013 (the “Merger Date”), Merger Sub was merged (the “Merger”) with and into CH Energy Group, with CH Energy Group continuing as the surviving corporation and a wholly-owned subsidiary of Fortis, in the Merger. The Merger became effective upon the filing of a certificate of merger with the Secretary of State of New York on the Merger Date (the “Effective Time”). Central Hudson Gas & Electric Corporation (“Central Hudson”) is a wholly-owned subsidiary of CH Energy Group. The events described in this Current Report on Form 8-K took place in connection with the consummation of the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

In the Merger, each share of common stock, $0.10 per share, of CH Energy Group (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Common Stock owned by Fortis, Merger Sub, Fortis Parent, CH Energy Group or any of their respective wholly-owned subsidiaries) was converted into the right to receive $65.00 in cash. In addition, each outstanding option to purchase Common Stock was converted into the right to receive the difference between $65.00 and the exercise price of the option, on a per share basis, and each outstanding share of restricted stock, restricted stock unit, deferred stock unit, performance share and other equity-based award vested and was converted into the right to receive $65.00 per share.

The total consideration paid in the Merger, including fees and expenses, was approximately $1 billion. Additionally, Fortis Parent assumed approximately $500 million of consolidated debt outstanding at CH Energy Group. The source of the funds for the acquisition of CH Energy Group was provided by Fortis Parent through cash on hand, a portion of which was received in connection with the issuance by Fortis Parent of additional equity, and its available short term credit facilities.

The foregoing description of the Merger and the Merger Agreement is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 5.01 hereof is incorporated by reference into this Item 2.01.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Merger resulted in a “Change in Control” for purposes of the Note Purchase Agreement dated as of April 17, 2009 among CH Energy Group, Thrivent Financial for Lutherans and Modern Woodmen of America relating to the issuance of CH Energy Group’s 6.58% Senior Notes, Series A, due April 17, 2014 (the “Series A Notes”), as supplemented by the Supplemental Note Purchase Agreement dated as of December 15, 2009 among CH Energy Group, Thrivent Financial for Lutherans and Modern Woodmen (as so supplemented, the “Note Purchase Agreement”) relating to the issuance of CH Energy Group’s Senior Notes, Series B, due December 15, 2025 (the “Series B Notes” and, with the Series A Notes, the “Notes”). As of the Effective Time, the aggregate principal amount of the Notes outstanding was $27,523,377.48.

Section 8.3 of the Note Purchase Agreement requires CH Energy Group, within five business days after a Change in Control, to offer to prepay all of the outstanding Notes, on a date that is not less than 30 days nor more than 120 days after the offer to prepay is given, at 100% of the principal amount, together with interest accrued on the Notes to the date of prepayment but without any make-whole amount or other premium. A noteholder may accept the offer to prepay by notice given to CH Energy Group not later than 15 days after receipt of the offer. A failure to respond to the offer to prepay is treated as a rejection of the offer.

CH Energy Group intends to mail a notice to each noteholder on or about June 27, 2013 that will include an offer to prepay the Notes.

The foregoing description of the Note Purchase Agreement is subject to, and qualified in its entirety by, reference to the full text of the Note Purchase Agreement, which is included as Exhibit 10.1 to CH Energy Group’s Current Report on Form 8-K filed April 20, 2009 and Exhibit 10.2 to CH Energy Group’s Current Report on Form 8-K filed December 16, 2009 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Merger Date, CH Energy Group notified the New York Stock Exchange (the “NYSE”) that the Merger had been consummated and requested that the NYSE suspend trading of the Common Stock on the NYSE and file with the SEC a notification of removal from listing on Form 25 to delist the Common Stock from the NYSE and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Additionally, CH Energy Group intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of CH Energy’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable. The information set forth under Item 2.01 hereof is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

As set forth under Item 2.01 above, as of the Effective Time, all outstanding Common Stock, options to acquire Common Stock, restricted stock, restricted stock units, deferred stock units, performance shares and other equity-based awards of CH Energy Group were cancelled and converted into the right to receive the respective consideration specified in the Merger Agreement. At the Effective Time, all holders of Common Stock, options, restricted stock, restricted stock units, performance shares and other equity-based awards ceased to have any rights with respect thereto other than the right to receive such consideration.

The information set forth under Items 2.01, 3.01 and 5.01 hereof is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The Merger Agreement was adopted by CH Energy Group’s former shareholders at a special meeting of CH Energy Group’s shareholders held on June 19, 2012. On June 27, 2013, pursuant to the Merger Agreement, Merger Sub merged with and into CH Energy Group, with CH Energy Group continuing as the surviving entity and becoming a wholly-owned subsidiary of Fortis.

As a result of the Merger, a change in control of CH Energy Group occurred.

The disclosure regarding the Merger and the Merger Agreement set forth under Items 2.01, 3.03 and 5.02 hereof is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Merger, six directors of CH Energy Group immediately prior to the effective time of the Merger (the “Prior Directors”), Jeffrey D. Tranen, Stanley J. Grubel, E. Michel Kruse, Manuel J. Iraola, Edward T. Tokar and Ernest R. Verebelyi, were removed as directors of CH Energy Group as of the effective time of the Merger. These removals were not a result of any disagreements between CH Energy Group and the Prior Directors on any matter relating to CH Energy Group’s operations, policies or practices. Upon completion of the Merger, the directors of Merger Sub, Barry V. Perry, H. Stanley Marshall and Karl Smith (designated by Fortis) and Steven V. Lant, Margarita K. Dilley and Steven M. Fetter (Prior Directors designated by CH Energy Group), became the directors of CH Energy Group. In accordance with the Merger Agreement, each officer of CH Energy Group immediately prior to the Effective Time continued as an officer of CH Energy Group immediately following the Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time and as provided in the Merger Agreement, the bylaws of Merger Sub became the by-laws of CH Energy Group, except that, as required by Section 5.10(b) of the Merger Agreement, the by-laws were amended to contain provisions no less favorable with respect to the exculpation, indemnification and advancement of expenses of directors, officers and employees of CH Energy Group and its subsidiaries at or prior to the Effective Time than were provided to such individuals on the date of the Merger Agreement.

The foregoing description of the Amended and Restated By-laws of CH Energy Group is subject to, and qualified in its entirety by, reference to the full text of the Amended and Restated By-laws which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure.

CH Energy Group issued a press release on June 27, 2013 announcing the closing of the Merger. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Cautionary Notice Regarding Forward-Looking Information

Statements in this report regarding the transaction between CH Energy Group, Fortis, Fortis Parent and Merger Sub, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company, and any other statements about future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our beliefs, assumptions, and expectations of future events, taking into account the information currently available to us. These statements may include, among others, statements regarding our expected business outlook, anticipated financial and operating results, our business strategy and means to implement the strategy, our objectives, capital expenditures, the likelihood of our success in expanding our business, financing plans, working capital needs and sources of liquidity. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “potential,” “project,” “plan,” and similar statements are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance, or financial condition to differ materially from the expectations of future results, performance, or financial condition we express or imply in any forward-looking statements. Forward-looking statements are not guarantees of performance. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Many of these factors are beyond our ability to control or predict. Our forward-looking statements speak only as of the date of this report. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 20, 2012, by and among FortisUS Inc., Cascade Acquisition Sub Inc., Fortis Inc. (solely for purposes of certain provisions thereof) and CH Energy Group, Inc. (incorporated by reference to Exhibit 2.1 to CH Energy Group’s Current Report on Form 8-K filed with the SEC on February 21, 2012).

3.1	Amended and Restated By-laws of CH Energy Group, Inc.

99.1	Press Release of CH Energy Group, Inc. issued June 27, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

CH ENERGY GROUP, INC.

Date: June 27, 2013

	By:	/s/ Kimberly J. Wright
		Name:	Kimberly J. Wright
		Title:	Vice President-Accounting & Controller

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 20, 2012, by and among FortisUS Inc., Cascade Acquisition Sub Inc., Fortis Inc. (solely for purposes of certain provisions thereof) and CH Energy Group, Inc. (incorporated by reference to Exhibit 2.1 to CH Energy Group’s Current Report on Form 8-K filed with the SEC on February 20, 2012).

3.1	Amended and Restated By-laws of CH Energy Group, Inc.

99.1	Press Release of CH Energy Group, Inc. issued June 27, 2013.